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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-88301, 333-69755, 333-42262, and 333-05651) of
Verilink Corporation of our report dated July 25, 2000 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP

Birmingham, Alabama
September 14, 2000